AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2014
  AS OF :   March 31, 2014

                                                                                        PARENT'S
                                                                                         PERCENT    COMMENTS
                                              STATE OF                           NUMBER    OF        (E.G.,
                                               INCORP.  STATE OF                   OF   OWNERSHIP    BASIS
                                   TYPE OF       OR     PRINCIPAL    FEDERAL     SHARES    OR         OF
                                  SUBSIDIARY  DOMICILE  OPERATION    TAX ID #    OWNED   CONTROL    CONTROL)
                                  ----------  --------  --------- ----------- --------- --------- -------------
AXA Financial, Inc.                             DE        NY      13-3623351
   (Notes 1 & 2)   **
 787 Holdings, LLC                   HCO        DE        NY      See Note 19            100.00%
 1285 Holdings, LLC                  HCO        DE        NY      46-1106388          -  100.00%

 AXA Equitable Financial                        DE        NY      52-2197822          -  100.00%
     Services, LLC
     (Notes 2 &16)
   AXA RE Arizona Company         Insurance   Arizona   Arizona   14-1903564    250,000  100.00%  NAIC # 14355

   AXA Distribution Holding                     DE        NY      13-4078005      1,000  100.00%
       Corporation
       (Note 2)
             AXA Advisors,                      DE        NY      13-4071393          -  100.00%
                 LLC
                 (Note 5)
             AXA Network,         Operating     DE        NY      06-1555494          -  100.00%
                 LLC (Note 6)
               AXA Network of     Operating     P.R.      P.R.    66-0577477             100.00%
                   Puerto
                   Rico, Inc.
             PlanConnect, LLC     Operating     DE        NY      27-1540220             100.00%

   AXA Equitable Life
       Insurance Company          Insurance     NY        NY      13-5570651  2,000,000  100.00%  NAIC # 62944;
       (Note 2 & 9) *                                                                             General
                                                                                                  Partner of
                                                                                                  Equitable
                                                                                                  Managed Asset
             AXA Equitable        Operating     DE        NY      27-5373651             100.00%
                 Funds
                 Management
                 Group LLC
             Equitable            Investment    DE        NY      13-3385080          -       -   General
                 Managed                                                                          Partner of
                 Assets, L.P.                                                                     Equitable
                                                                                                  Deal Flow
                                                                                                  Fund
               Equitable Deal     Investment    DE        NY      13-3385076          -       -
                   Flow Fund,
                   L.P.
             Real Estate          Investment    **                -                   -       -   **
                 Partnership
                 Equities
                 (various)
             Equitable               HCO        NY        NY      22-2766036          -  100.00%
                 Holdings,
                 LLC
                 (Notes 3 & 4)
               See Attached
                   Listing A
             ACMC, LLC               HCO        DE        NY      13-2677213  5,000,000  100.00%
                 (Note 4)
             EVSA, Inc.           Investment    DE        PA      23-2671508         50  100.00%
   AXA Equitable Life and         Insurance  Colorado  Colorado   13-3198083             100.00%
       Annuity Company *
       (Note 10,17 & 18)
   MONY International                HCO        DE        NY      13-3790446             100.00%
       Holdings, LLC
               MONY               Insurance  Argentina Argentina  98-0157781             100.00%
                   International
                   Life
                   Insurance Co.
                   Seguros de
                   Vida S.A.*
               MONY Financial     Insurance   Jamaica   Jamaica                           99.00%
                   Resources
                   of the
                   Americas
                   Limited
               MBT, Ltd.          Operating   Cayman    Cayman    98-0152047        633  100.00%  79% by MONY
                                              Islands   Islands                                   Int'l
                                                                                                  Holdings &
                                                                                                  21% by MONY
                                                                                                  Financial
                                                                                                  Resources
                 MONY             Operating    Brazil    Brazil                           99.00%
                     Consultoria
                     e
                     Corretagem
                     de Seguros
                     Ltda.
                 MONY Life        Insurance   Cayman    Cayman    98-0152046     30,240  100.00%
                     Insurance                Islands   Islands
                     Company of
                     the
                     Americas,
                     Ltd.*
   MONY Life Insurance Company    Insurance     AZ        NY      86-0222062             100.00%
       of America*
   U.S. Financial Life Insurance  Insurance     OH        OH      38-2046096    405,000  100.00%
       Company *
   MONY Financial Services, Inc.     HCO        DE        NY      11-3722370      1,000  100.00%
               Financial          Operating     OH        OH      31-1465146         99   99.00%
                   Marketing
                   Agency, Inc.
               1740 Advisers,     Operating     NY        NY      13-2645490     14,600  100.00%
                   Inc.
               Trusted Insurance  Operating     MN        NY      41-1941465      1,000  100.00%
                   Advisers
                   General
                   Agency Corp.
               Trusted Investment Operating     MN        NY      41-1941464          1  100.00%
                   Advisers Corp.





                                     ADDRESS      CITYSTZIP
                                  -------------- -----------
AXA Financial, Inc.               1290 Avenue of  New York,
   (Notes 1 & 2)   **             the Americas    NY 10104
 787 Holdings, LLC
 1285 Holdings, LLC               1290 Avenue of  New York,
                                  the Americas    NY 10104
 AXA Equitable Financial          1290 Avenue of  New York,
     Services, LLC                the Americas    NY 10104
     (Notes 2 &16)
   AXA RE Arizona Company         322 West        Phoenix,
                                  Roosevelt       AZ 85003
   AXA Distribution Holding       1290 Avenue of  New York,
       Corporation                the Americas    NY 10104
       (Note 2)
             AXA Advisors,        1290 Avenue of  New York,
                 LLC              the Americas    NY 10104
                 (Note 5)
             AXA Network,         1290 Avenue of  New York,
                 LLC (Note 6)     the Americas    NY 10104
               AXA Network of
                   Puerto
                   Rico, Inc.
             PlanConnect, LLC     100 Madison     Syracuse,
                                  Street          NY 13221
   AXA Equitable Life
       Insurance Company
       (Note 2 & 9) *



             AXA Equitable
                 Funds
                 Management
                 Group LLC
             Equitable
                 Managed
                 Assets, L.P.


               Equitable Deal
                   Flow Fund,
                   L.P.
             Real Estate
                 Partnership
                 Equities
                 (various)
             Equitable
                 Holdings,
                 LLC
                 (Notes 3 & 4)
               See Attached
                   Listing A
             ACMC, LLC            1290 Avenue of  New York,
                 (Note 4)         the Americas    NY 10104
             EVSA, Inc.
   AXA Equitable Life and
       Annuity Company *
       (Note 10,17 & 18)
   MONY International
       Holdings, LLC
               MONY
                   International
                   Life
                   Insurance Co.
                   Seguros de
                   Vida S.A.*
               MONY Financial
                   Resources
                   of the
                   Americas
                   Limited
               MBT, Ltd.





                 MONY
                     Consultoria
                     e
                     Corretagem
                     de Seguros
                     Ltda.
                 MONY Life
                     Insurance
                     Company of
                     the
                     Americas,
                     Ltd.*
   MONY Life Insurance Company
       of America*
   U.S. Financial Life Insurance
       Company *
   MONY Financial Services, Inc.
               Financial
                   Marketing
                   Agency, Inc.
               1740 Advisers,
                   Inc.
               Trusted Insurance
                   Advisers
                   General
                   Agency Corp.
               Trusted Investment
                   Advisers Corp.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2014

*    Affiliated Insurer
** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.
***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999. Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc. Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC. Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC. Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.


3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership
    ("AllianceBernstein").



    As of March 31, 2014 AXF and AFS's subsidiaries own 45.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

            AXF, held directly 33,032,758 AllianceBernstein Units (12.18%), ACMC, LLC. owns 84,406,933 AllianceBernstein Units (31.11%), and MLOA owns 2,587,472 (.95%) of AllianceBernstein Units

    AllianceBernstein   Corporation  also  own  a  1.04%  general  partnership
    interest in AllianceBernstein L.P.

    In addition, ACMC, LLC. own 1,444,356 units (0.53%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

12. Effective May 26, 2005, Matrix Private Equities was sold.

13. Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company transferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes. For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

20. Effective June 29, 2012, AXA Financial (Bermuda) Ltd. was redomesticated to Arizona and its name was changed to AXA RE Arizona Company.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2014

Dissolved or    -  On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
Merged             sold to Credit Suisse Group.
                -  100 Federal Street Funding Corporation was dissolved August
                   31, 1998.
                -  100 Federal Street Realty Corporation was dissolved December
                   20, 2001.
                -  CCMI Corp. was dissolved on October 7, 1999.
                -  ELAS Realty, Inc. was dissolved January 29, 2002.
                -  EML Associates, L.P. was dissolved March 27, 2001.
                -  EQ Services, Inc. was dissolved May 11, 2001.
                -  Equitable BJVS, Inc. was dissolved October 3, 1999.
                -  Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
                -  Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
                -  Equitable JVS II, Inc. was dissolved December 4, 1996
                -  Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
                -  EREIM LP Associates (L.P.) was dissolved March 27, 2001.
                -  EREIM Managers Corporation was dissolved March 27, 2001.
                -  EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
                -  EVLICO, Inc. was dissolved in 1999.
                -  Franconom, Inc. was dissolved on December 4, 2000.
                -  GP/EQ Southwest, Inc. was dissolved October 21, 1997
                -  HVM Corp. was dissolved on Feb. 16, 1999.
                -  ML/EQ Real Estate Portfolio, L.P. was dissolved March 27,
                   2001.
                -  Prime Property Funding, Inc. was dissolved in Feb. 1999.
                -  Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels,
                   LLC.
                -  Six-Pac G.P., Inc. was dissolved July 12,1999
                -  Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December
                   5, 2003
                -  Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
                -  ECLL Inc. was dissolved July 15, 2003
                -  MONY Realty Partners, Inc. was dissolved February 2005.
                -  Wil-Gro, Inc. was dissolved June, 2005.
                -  Sagamore Financial LLC was dissolved August 31, 2006.
                -  Equitable JVS was dissolved August, 2007.
                -  Astor Times Square Corp. dissolved as of April 2007.
                -  Astor/Broadway Acquisition Corp. dissolved as of  August
                   2007.
                -  PC Landmark, Inc. has been administratively dissolved.
                -  EJSVS, Inc. has been administratively dissolved.
                -  STCS, Inc. was dissolved on August 15, 2007.
                -  AXA Network of Alabama was merged into AXA Network, LLC. on
                   November 18, 2011
                -  AXA Network of Connecticut, Maine and New York, LLC was
                   merged into AXA Network, LLC. on November 17, 2011
                -  AXA Network Insurance Agency of Massachusetts, LLC was merged into AXA Network, LLC. on November 17, 2011
                -  AXA Network Insurance Agency of Texas, Inc. was merged into
                   AXA Network, LLC. effective January 1, 2012.
                -  AXA Network of Nevada, Inc. was merged into AXA Network, LLC.
                   effective January 1, 2012.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2014
LISTING A - Equitable Holdings, LLC

                                                                 STATE
                                                                   OF                                       PARENT'S     COMMENTS
                                                                INCORP.   STATE OF              NUMBER OF  PERCENT OF     (E.G.,
                                                     TYPE OF       OR     PRINCIPAL   FEDERAL     SHARES   OWNERSHIP     BASIS OF
                                                    SUBSIDIARY  DOMICILE  OPERATION   TAX ID #    OWNED    OR CONTROL    CONTROL)
                                                    ----------  --------  ---------  ---------- ---------  ----------  -------------
AXA Financial, Inc.
   AXA Equitable Financial Services, LLC
        (Note 2)
      AXA Equitable Life Insurance Company *
         Equitable Holdings, LLC
            Equitable Casualty Insurance Company *  Operating     VT        VT       06-1166226     1,000    100.00%
            ECMC, LLC  (See Note 4 on Page 2)       Operating     DE        NY       13-3266813         -    100.00%    ECMC is G.P.
               Equitable Capital Private Income &                                                                       ("Deal Flow
                Equity Partnership II, L.P.         Investment    DE        NY       13-3544879         -         -     Fund II")

            AllianceBernstein Corporation
              (See Note 4 on Page 2)                Operating     DE        NY       13-3633538       100    100.00%
               See Attached Listing B
            AXA Distributors, LLC                   Operating     DE        NY       52-2233674         -    100.00%
            J.M.R. Realty Services, Inc.            Operating     DE        NY       13-3813232     1,000    100.00%
            Equitable Structured Settlement Corp.
              (See Note 8 on Page 2)                Operating     DE        NJ       22-3492811       100    100.00%


                                                                            ADDRESS                          CITYSTZIP
                                                     -------------------------------------------------- -----------------
AXA Financial, Inc.
   AXA Equitable Financial Services, LLC
        (Note 2)
      AXA Equitable Life Insurance Company *
         Equitable Holdings, LLC
            Equitable Casualty Insurance Company *   c/o Willis Management (Vermont) Ltd., 40 Main St,   Burlington, VT 05401
                                                     Suite 200
            ECMC, LLC  (See Note 4 on Page 2)        1290 Avenue of the Americas                         New York, NY  10104
               Equitable Capital Private Income &
                Equity Partnership II, L.P.

            AllianceBernstein Corporation
              (See Note 4 on Page 2)                 1345 Avenue of the Americas                         New York, NY 10105
               See Attached Listing B
            AXA Distributors, LLC                    1290 Avenue of the Americas                         New York, NY  10104
            J.M.R. Realty Services, Inc.             1290 Avenue of the Americas                         New York, NY  10104
            Equitable Structured Settlement Corp.
              (See Note 8 on Page 2)


* Affiliated Insurer

    Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
    Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
    Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.
    AXA Distributors Insurance Agency of Alabama, LLC was merged into AXA Distributors, LLC effective November 30, 2011.
    AXA Distributors Insurance Agency, LLC was merged into
    AXA Distributors, LLC effective November 28, 2011.
    AXA Distributors Insurance Agency of Massachusetts, LLC was merged into AXA Distributors, LLC effective November 29, 2011.
    AXA Distributors Insurance Agency of Texas Inc. LLC was merged into AXA Distributors, LLC effective November 29, 2011.
    ELAS Securities Acquisition Corp. was merged into Equitable Holdings, LLC effective July 16, 2012

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2014
LISTING B - AllianceBernstein Corporation



                                                                               STATE OF      STATE OF                  NUMBER OF
                                                                 TYPE OF      INCORP. OR    PRINCIPAL      FEDERAL      SHARES
                                                               SUBSIDIARY      DOMICILE     OPERATION      TAX ID #      OWNED
                                                             --------------  ------------  ------------  -----------  -----------
AXA Financial, Inc.
  AXA Equitable Financial Services, LLC   (Note 2)
    AXA Equitable Life Insurance Company*
      Equitable Holdings, LLC
        AllianceBernstein Corporation                                            DE            NY         13-3633538
          AllianceBernstein Holding L.P.                          HCO
            (See Note 4 on Page 2)                             (NYSE: AB)        DE            NY         13-3434400
          AllianceBernstein L.P.  (See Note 4 on Page 2)       Operating         DE            NY         13-4064930
            AllianceBernstein Investments Taiwan Limited       Operating       Taiwan        Taiwan           -
            AllianceBernstein Trust Company, LLC               Operating         NH            NY         13-4064930
            Cursitor Alliance LLC                               Dormant          DE            MA         22-3424339
            Alliance Capital Management LLC                       HCO            DE            NY             -
              AllianceBernstein Real Estate Investments
                 LLC                                           Operating         DE            NY             -
              Sanford C. Bernstein & Co., LLC                  Operating         DE            NY         13-4132953
            AllianceBernstein International, LLC                  HCO            DE            NY             -
              Sanford C. Bernstein (Schwiez) GmbH              Operating     Switzerland   Switzerland        -
              Sanford C. Bernstein (Hong Kong) Limited         Operating      Hong Kong     Hong Kong         -
              AllianceBernstein Holdings Limited                  HCO           U.K.          U.K.            -
              AllianceBernstein Corporation of Delaware           HCO            DE            NY         13-2778645         10
                  ACAM Trust Company Private Ltd.               Dormant         India         India           -
                  AllianceBernstein (Argentina) S.R.L.         Operating      Argentina     Argentina         -
                  ACM Software Services Ltd.                 In Liquidation      DE            NY         13-3910857
                  Alliance Barra Research Institute, Inc.    In Liquidation      DE            NY         13-3548918      1,000
                  AllianceBernstein Japan Inc.                    HCO            DE          Japan        13-3009358
                       AllianceBernstein Japan Ltd.            Operating                     Japan            -
                  AllianceBernstein Invest. Manage.
                     Australia Limited                         Operating      Australia     Australia         -
                  AllianceBernstein Global Derivatives Corp.   Operating         DE            NY         13-3626546      1,000
                  AllianceBernstein Administradora de
                     Carteiras (Brasil) Ltda.                  Operating       Brazil        Brazil           -
                  AllianceBernstein Holdings (Cayman) Ltd.        HCO        Cayman Isles  Cayman Isles
                       AllianceBernstein Preferred Limited        HCO          U.K.           U.K.            -
                          AllianceBernstein Limited            Operating       U.K.           U.K.            -         250,000
                             ACM Bernstein GmbH                Operating                    Germany           -
                             AllianceBernstein Services
                               Limited                         Operating                      U.K.            -           1,000
                          AllianceBernstein (Luxembourg) S.A.  Operating       Lux.           Lux.            -           3,999
                             AllianceBernstein (France) SAS    Operating                     France           -
                  AllianceBernstein (Mexico) S. de R.L.
                     de C.V.                                   Operating       Mexico         Mexico          -
                  AllianceBernstein Australia Limited          Operating      Australia     Australia         -
                  AllianceBernstein New Zealand Limited        Operating     New Zealand   New Zealand        -
                  AllianceBernstein Canada, Inc.               Operating      Canada        Canada        13-3630460     18,750


                                                              PARENT'S
                                                             PERCENT OF
                                                              OWNERSHIP           COMMENTS
                                                             OR CONTROL   (E.G., BASIS OF CONTROL)       ADDRESS        CITYSTZIP
                                                             ----------  --------------------------  ---------------- --------------
AXA Financial, Inc.
  AXA Equitable Financial Services, LLC   (Note 2)
    AXA Equitable Life Insurance Company*
      Equitable Holdings, LLC
        AllianceBernstein Corporation                                     owns 1% GP interest in     1345 Avenue of   New York,
                                                                          AllianceBernstein L.P.     the Americas     New York 10105
                                                                          and 100,000 GP units in
                                                                          AllianceBernstein Holding
                                                                          L.P.
          AllianceBernstein Holding L.P.                                                             1345 Avenue of   New York,
            (See Note 4 on Page 2)                                                                   the Americas     New York 10105

          AllianceBernstein L.P.  (See Note 4 on Page 2)                                             1345 Avenue of   New York,
                                                                                                     the Americas     New York 10105
            AllianceBernstein Investments Taiwan Limited       75.12%     AllianceBernstein Hong
                                                                          Kong Limited owns 24.88%
            AllianceBernstein Trust Company, LLC              100.00%     Sole member interest
            Cursitor Alliance LLC                              99.00%     AllianceBernstein
                                                                          Corporation of Delaware
                                                                          owns 1%
            Alliance Capital Management LLC                   100.00%
              AllianceBernstein Real Estate Investments
                 LLC                                          100.00%     Sole member interest
              Sanford C. Bernstein & Co., LLC                 100.00%
            AllianceBernstein International, LLC              100.00%     Owned by                   1345 Avenue of   New York,
                                                                          AllianceBernstein L.P.     the Americas     New York 10105

              Sanford C. Bernstein (Schwiez) GmbH             100.00%     Owned by
                                                                          AllianceBernstein
                                                                          International LLC.
              Sanford C. Bernstein (Hong Kong) Limited        100.00%     Owned by
                                                                          AllianceBernstein
                                                                          International LLC.
              AllianceBernstein Holdings Limited              100.00%     Owned by
                                                                          AllianceBernstein
                                                                          International LLC.
              AllianceBernstein Corporation of Delaware       100.00%                                1345 Avenue of   New York,
                                                                                                     the Americas     New York 10105
                  ACAM Trust Company Private Ltd.             100.00%
                  AllianceBernstein (Argentina) S.R.L.         99.00%     AllianceBernstein
                                                                          Oceanic Corporation
                                                                          owns 1%
                  ACM Software Services Ltd.                  100.00%
                  Alliance Barra Research Institute, Inc.     100.00%
                  AllianceBernstein Japan Inc.                100.00%
                       AllianceBernstein Japan Ltd.           100.00%
                  AllianceBernstein Invest. Manage.
                     Australia Limited                        100.00%
                  AllianceBernstein Global Derivatives Corp.  100.00%                                1345 Avenue of   New York,
                                                                                                     the Americas     New York 10105
                  AllianceBernstein Administradora de                     AllianceBernstein          Rua Jaoquim      Sao Paulo,
                     Carteiras (Brasil) Ltda.                  99.00%     Oceanic Corporation        No. 72, Suite 62 Brazil
                                                                          owns 1%
                  AllianceBernstein Holdings (Cayman) Ltd.    100.00%
                       AllianceBernstein Preferred Limited    100.00%     Owned by
                                                                          AllianceBernstein
                                                                          Corporation of
                                                                          Delaware
                          AllianceBernstein Limited           100.00%     AB Preferred owns
                                                                          100% of preference
                                                                          shares & AB Holdings
                                                                          Limited owns 100%
                                                                          of ordinary shares
                             ACM Bernstein GmbH               100.00%
                             AllianceBernstein Services
                               Limited                        100.00%
                          AllianceBernstein (Luxembourg) S.A. 100.00%     AB Holdings Limited
                                                                          owns 79.75% class b
                                                                          ordinary & AB
                                                                          Preferred owns 20.25%
                                                                          preference shares
                             AllianceBernstein (France) SAS   100.00%
                  AllianceBernstein (Mexico) S. de R.L.
                     de C.V.                                   99.00%     AllianceBernstein
                                                                          Oceanic Corp. owns 1%
                  AllianceBernstein Australia Limited          50.00%     AB International LLC
                                                                          owns the other 50%.
                  AllianceBernstein New Zealand Limited        50.00%     AB International LLC
                                                                          owns the other 50%.
                  AllianceBernstein Canada, Inc.              100.00%

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q1-2014
LISTING B - AllianceBernstein Corporation

                                                                                             STATE OF     STATE OF
                                                                                TYPE OF     INCORP. OR    PRINCIPAL     FEDERAL
                                                                               SUBSIDIARY    DOMICILE     OPERATION     TAX ID #
AXA Financial, Inc.
   AXA Equitable Financial Services, LLC   (Note 2)
     AXA Equitable Life Insurance Company*
        Equitable Holdings, LLC
           AllianceBernstein Corporation                                                         DE            NY      13-3633538
              AllianceBernstein L.P.                                            Operating        DE            NY      13-4064930
                 AllianceBernstein International LLC                               HCO           DE            NY
                    AllianceBernstein Corporation of Delaware (Cont'd)             HCO           DE            NY      13-2778645
                       AllianceBernstein Inv. Res. (Proprietary) Limited         Dormant     So Africa     So Africa       -
                       AllianceBernstein (Singapore) Ltd.                       Operating    Singapore     Singapore       -
                       Alliance Capital (Mauritius) Private Ltd.                   HCO       Mauritius     Mauritius       -
                          Alliance Capital Asset Man. (India) Private Ltd        Dormant       India         India         -
                          AllianceBernstein Invest. Res. & Man. (India) Pvt.    Operating      India         India         -
                       AllianceBernstein Oceanic Corporation                       HCO           DE            NY      13-3441277
                       Alliance Corporate Finance Group Incorporated.           Operating        DE            NY      52-1671668
                       Alliance Eastern Europe, Inc.                         In Liquidation      DE            NY      13-3802178
                       AllianceBernstein Asset Management (Korea) Ltd.          Operating      Korea         Korea         -
                       AllianceBernstein Investments, Inc.                      Operating        DE            NY      13-3191825
                       AllianceBernstein Investor Services, Inc.                Operating        DE            TX      13-3211780
                       AllianceBernstein Hong Kong Limited                      Operating     Hong Kong     Hong Kong      -
                       Sanford C. Bernstein Limited                             Operating       U.K.           U.K.        -
                          SCB (CREST Nominees) Ltd.                             Operating       U.K.           U.K.        -
                       Sanford C. Bernstein Proprietary Limited                  Dormant      Australia     Australia      -
                       W.P. Stewart & Co., Ltd.                                 Operating        DE             NY     98-0201080
                             W.P. Stewart Asset Management (Curacao), N.V.      Operating      Curacao       Curacao       -
                                W.P. Stewart Management (Europe), N.V.          Operating    Netherlands   Netherlands     -
                                TPR Curacao N.V.                                Operating      Curacao       Curacao       -
                                WPSH Management N.V.                            Operating      Curacao       Curacao       -
                             W.P. Stewart & Co. (Europe), Ltd.                  Operating       U.K.           U.K.        -
                             WPS Advisors, Inc.                                 Operating        DE             NY     13-4008818
                             W.P. Stewart Asset Management Ltd.                 Operating        DE             NY     98-0201079
                             W.P. Stewart Securities LLC                         Dormant         DE             NY     27-2713894
                             W.P. Stewart Asset Management (NA), Inc.           Operating        NY             NY     11-2650769
                             W.P. Stewart Fund Management S.A.                  Operating     Luxembourg    Luxembourg     -
                             Bowen Asia Limited                                 Operating     Hong Kong     Hong Kong      -


                                                                            PARENT'S
                                                                NUMBER OF  PERCENT OF     COMMENTS
                                                                 SHARES    OWNERSHIP    (E.G., BASIS
                                                                 OWNED     OR CONTROL    OF CONTROL)         ADDRESS      CITYSTZIP
                                                                ---------  ----------- ----------------- -------------- ------------
AXA Financial, Inc.
   AXA Equitable Financial Services, LLC   (Note 2)
     AXA Equitable Life Insurance Company*
        Equitable Holdings, LLC
           AllianceBernstein Corporation                                                                 1345 Avenue of  New York,
                                                                                                         the Americas    NY 10105
              AllianceBernstein L.P.                                                                     1345 Avenue of  New York,
                                                                                                         the Americas    NY 10105
                 AllianceBernstein International LLC                        100.00%    Owned by          1345 Avenue of  New York,
                                                                                       AllianceBernstein the Americas    NY 10105
                                                                                       L.P.
                    AllianceBernstein Corporation of Delaware                                            1345 Avenue of  New York,
                          (Cont'd)                                                                       the Americas    NY 10105
                       AllianceBernstein Inv. Res. (Proprietary)
                             Limited                                         80.00%
                       AllianceBernstein (Singapore) Ltd.                   100.00%
                       Alliance Capital (Mauritius) Private Ltd.            100.00%
                          Alliance Capital Asset Man. (India)                75.00%    3rd party
                                  Private Ltd                                          (Ankar Capital
                                                                                       India Pvt. Ltd.)
                                                                                       owns 25%
                          AllianceBernstein Invest. Res. & Man.
                                  (India) Pvt.                              100.00%
                       AllianceBernstein Oceanic Corporation     1,000      100.00%                      1345 Avenue of  New York,
                                                                                                         the Americas    NY 10105
                       Alliance Corporate Finance Group          1,000      100.00%                      1345 Avenue of  New York,
                              Incorporated.                                                              the Americas    NY 10105
                       Alliance Eastern Europe, Inc.                        100.00%
                       AllianceBernstein Asset Management                   100.00%                      14th Floor,
                               (Korea) Ltd.                                                              Seoul Finance
                                                                                                         Center,
                                                                                                         84 Taepyungro
                                                                                                         1-ga, Jung-gu
                       AllianceBernstein Investments, Inc.         100      100.00%                      1345 Avenue of  New York,
                                                                                                         the Americas    NY 10105
                       AllianceBernstein Investor Services,
                               Inc.                                100      100.00%                      1345 Avenue of  New York,
                                                                                                         the Americas    NY 10105
                       AllianceBernstein Hong Kong Limited                  100.00%
                       Sanford C. Bernstein Limited                         100.00%
                          SCB (CREST Nominees) Ltd.                         100.00%    Devonshire House, London,
                                                                                       1 Mayfair Place   UK W1J8SB
                       Sanford C. Bernstein Proprietary
                          Limited                                           100.00%    Inactive
                       W.P. Stewart & Co., Ltd.                             100.00%
                             W.P. Stewart Asset Management
                                  (Curacao), N.V.                           100.00%
                                W.P. Stewart Management
                                  (Europe), N.V.                            100.00%
                                TPR Curacao N.V.                            100.00%
                                WPSH Management N.V.                        100.00%
                             W.P. Stewart & Co. (Europe), Ltd.              100.00%
                             WPS Advisors, Inc.                             100.00%
                             W.P. Stewart Asset Management Ltd.             100.00%
                             W.P. Stewart Securities LLC                    100.00%
                             W.P. Stewart Asset Management
                                  (NA), Inc.                                100.00%
                             W.P. Stewart Fund Management S.A.              100.00%
                             Bowen Asia Limited                             100.00%
